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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) February 9, 2000
                                                         ----------------

                          GRAND CENTRAL FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-25045                 34-1877137
      --------                      -------                 ----------
(State or other Jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)           Identification No.)

                     601 Main Street, Wellsville, Ohio 43968
                     ---------------------------------------
                    (Address of principal executive offices)

                                 (330) 532-1517
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)







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Item 5.  Other Events.
         -------------

      On February 9, 2000, Grand Central Financial Corp. ("Grand Central") issued a press release which announced the expiration of the ten day notice period prior to the repurchase of up to five percent (5%) of Grand Central's outstanding shares held by shareholders other than Central Federal Savings and Loan Association of Wellsville.

      A press release announcing the stock repurchase is attached as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99  Press Release dated February 9, 2000


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 9, 2000               By: /s/ William R. Williams
                                          --------------------------------------
                                           William R. Williams
                                           President and Chief Executive Officer




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